LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 22, 2010

TO THE SUMMARY PROSPECTUS

DATED DECEMBER 29, 2009 OF

LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 29, 2009, as supplemented on March 12, 2010 and March 19, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2009, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

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